UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________

FORM 8-K

_________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 23, 2025

Date of Report (Date of earliest event reported)

________________________________________________________

YUBO INTERNATIONAL BIOTECH LIMITED
(Exact name of Registrant as Specified in Charter)

 ________________________________________________________

New York	000-21320	11-3074326
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

Room 1102, 11th Floor, Building 2

No. 10 Chaoyang Park South Road, Chaoyang District

Beijing, China, 100026

(Address of principal executive offices, including Zip Code)

+86 136-0129-6655

(Registrant's telephone number, including area code)

   ________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement

On July 23, 2025, Yubo International Biotech Limited, a New York corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), by and among the Company, on the one hand, and FlyDragon International Limited, a British Virgin Islands limited liability company (“FlyDragon”), and ChinaOne Technology Limited, a British Virgin Islands limited liability company (“ChinaOne”), on the other hand (together, the “Purchasers”), for a sale of an aggregate of 50,600,000 shares of Class A Common Stock of the Company (the “Transaction”).

Jun Wang, who is the President and a director of the Company, is the sole director of and owns 100% of the equity interest in FlyDragon. Yang Wang, who is the Chief Executive Officer and a director of the Company, is the sole director of and owns 100% of the equity interest in ChinaOne. The Transaction was reviewed and approved by the disinterested director on the Board in accordance with the New York Business Corporation Law and the Company’s Related Party Transactions Policy, and was subsequently approved by the majority shareholders of the Company pursuant to a written consent, which was disclosed in a Definitive Information Statement on Schedule 14C of the Company made pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

At the closing of the Transaction, the Company will issue 42,000,000 shares and 8,600,000 shares of Class A Common Stock (collectively, the “Shares”) to FlyDragon and ChinaOne, respectively. The purchase price of each Share is $0.05 per Share, which represents approximately 125% of the closing price of Class A Common Stock on OCTQB on July 23, 2025. The Company will not receive any net proceeds from the Transaction as the consideration is in the form of cancellation of certain shareholder loans of the Company that are due and payable to Jun Wang and Yang Wang.

The Securities Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Purchasers, and customary closing conditions, indemnification rights, and other obligations of the parties. The Transaction is expected to close by July 31, 2025.

The foregoing summary of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the terms of which are incorporated in this Current Report on Form 8-K by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Shares is hereby incorporated by reference into this Item 3.02. The Shares were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws. No commission or other remuneration was paid or given for soliciting the Transaction. Other exemptions may apply.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the closing of the Transaction, the consideration for the Transaction, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding its future business plans. Any statements contained herein that are not statements of historical fact may be deemed to be forward looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on certain assumptions and analyses (whether or not identified herein) made by the management of the Company in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including and fluctuations in the industry; changes in demand and purchasing volume of customers; unpredictability of suppliers; the ability to attract and retain qualified personnel; changes in domestic and foreign business, market, financial, political, and legal conditions; delays caused by factors outside of the Company’s control; the effects of competition on future business; the ability to obtain and access financing in the future; the ability to pay our debt obligations as they come due; and those factors discussed in the Company’s reports and other documents filed with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1*	Securities Purchase Agreement, dated July 23, 2025, by and among Yubo International Biotech Limited and the Purchasers
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv) because such portions are not material and are the type of information that the Company treats as private or confidential. The Company agrees to furnish supplementally an unredacted copy of the exhibit, or any section thereof, to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2025	Yubo International Biotech Limited

	By:	/s/ Lina Liu
	Name:	Lina Liu
	Title:	Chief Financial Officer

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